                                EXHIBIT (8)(b)(1)

                   AMENDMENT NO. 8 TO PARTICIPATION AGREEMENT
                                      (AIM)

                                 AMENDMENT NO. 8

                             PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated as of May 1, 1998, by and among AIM Variable Insurance Funds, a Delaware trust; A I M Distributors, Inc., a Delaware corporation; Transamerica Life Insurance Company, an Iowa life insurance company; and AFSG Securities Corporation, a Pennsylvania corporation, is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                 SERIES I SHARES

--------------------------------------------------------------------------------------------------------------------------
             Funds Available                      Separate Accounts                       Policies Funded
           Under the Policies                    Utilizing the Funds                  by the Separate Accounts

--------------------------------------------------------------------------------------------------------------------------
.. AIM V.I. Balanced Fund                   Retirement Builder Variable Annuity  Transamerica Life Insurance Company
.. AIM V.I. Capital Appreciation Fund       Account                              Policy Form No. AV288 101 95 796
.. AIM V.I. Dent Demographic Trends Fund                                         under marketing names:  "Retirement
.. AIM V.I. Government Securities Fund      Legacy Builder Variable Life         Income Builder II Variable Annuity" and
.. AIM V.I. Growth Fund                     Separate Account                     "Portfolio Select Variable Annuity"
.. AIM V.I. Core Equity Fund  (formerly
  AIM V.I. Growth and Income Fund)         PFL Variable Life Account A          Transamerica Life Insurance Company
.. AIM V.I. International Growth Fund                                            Policy Form No. WL851 136 58 699 under
  (formerly AIM V.I. International Equity  Separate Account VA A                the marketing name "Legacy Builder Plus"
  Fund)
.. AIM V.I. Premier Equity Fund
  (formerly AIM V.I. Value Fund)           PFL Corporate Account One            Transamerica Life Insurance Company
                                           (1940 Act Exclusion)                 Policy Form No. APUL0600 699 under the
                                                                                marketing name "Variable Protector"

                                                                                Transamerica Life Insurance Company
                                                                                Policy Form No. AV337 101 100397 under
                                                                                the marketing name "The Atlas Portfolio
                                                                                Builder Variable Annuity"

                                                                                Advantage V, Variable Universal Life
                                                                                Policy (1933 Act Exempt)

--------------------------------------------------------------------------------------------------------------------------

                                SERIES II SHARES

---------------------------------------------------------------------------------------------------------------------------
             Funds Available                   Separate Accounts                         Policies Funded
           Under the Policies                 Utilizing the Funds                   by the Separate Accounts

---------------------------------------------------------------------------------------------------------------------------
..  AIM V.I. Balanced Fund                  Separate Account VA B                Transamerica Life Insurance Company
..  AIM V.I. Basic Value Fund                                                    Policy Form No. AV720 101 148 102 under
..  AIM V.I. Blue Chip Fund                 Separate Account VA C                the marketing name "Transamerica
..  AIM V.I. Capital Appreciation Fund                                           Landmark Variable Annuity"
..  AIM V.I. Dent Demographic Trends Fund   Separate Account VA D
..  AIM V.I. Government Securities Fund                                          Transamerica Life Insurance Company
..  AIM V.I. Growth Fund                    Separate Account VA F                Policy Form No. AV400 101 107 198 under
..  AIM V.I. Core Equity Fund (formerly                                          the marketing name "Transamerica Freedom
   AIM V.I. Growth and Income Fund)        Separate Account VA I                Variable Annuity"
..  AIM V.I. Mid Cap Core Equity Fund
..  AIM V.I. Premier Equity Fund            Separate Account VA J                Transamerica Life Insurance Company
  (formerly AIM V.I. Value Fund)                                                Policy Form No. AV710 101 147 102 under
                                           Separate Account VA K                the marketing name "Transamerica EXTRA
                                                                                Variable Annuity"
                                           Separate Account VA L

                                                                                Transamerica Life Insurance Company
                                                                                Policy Form No. AV474 101 122 1099 under
                                                                                the marketing name "Transamerica Access
                                                                                Variable Annuity"

                                                                                Transamerica Life Insurance Company
                                                                                Policy Form No. AV288 101 95 796 under
                                                                                the marketing name "Premier Asset
                                                                                Builder Variable Annuity"

                                                                                Transamerica Life Insurance Company
                                                                                Policy Form No. AV288 101 95 796 under
                                                                                the marketing name "Principal-Plus
                                                                                Variable Annuity"

                                                                                Transamerica Life Insurance Company
                                                                                Policy Form No. AVI 200 1 0100 under the
                                                                                marketing name "Immediate Income Builder
                                                                                II"

                                                                                Transamerica Life Insurance Company
                                                                                Policy Form No. AV721 101 149 1001 under
                                                                                the marketing name "Retirement Income
                                                                                Builder III Variable Annuity"

                                                                                Transamerica Life Insurance Company
                                                                                Policy Form  No. AV721 101 149 1001
                                                                                under the marketing name "Transamerica
                                                                                Preferred Advantage Variable Annuity"

------------------------------------------------ -------------------------------------------------------------------------

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date:   July 15, 2002

                                           AIM VARIABLE INSURANCE FUNDS


Attest:  /s/ Nancy L. Martin               By:    /s/ Carol F. Relihan
         ----------------------------             ------------------------------
Name:    Nancy L. Martin                   Name:  Carol F. Relihan
Title:   Assistant Secretary               Title: Senior Vice President

                                           A I M DISTRIBUTORS, INC.


Attest: /s/ Nancy L. Martin                By:    /s/ Michael J. Cemo
        -----------------------------             ------------------------------
Name:   Nancy L. Martin                    Name:  Michael J. Cemo
Title:  Assistant Secretary                Title: President

                                           TRANSAMERICA LIFE INSURANCE COMPANY


Attest: /s/ Frank A. Camp                  By:    /s/ Larry N. Norman
        -----------------------------             ------------------------------
Name:   Frank A. Camp                      Name:  Larry N. Norman
Title:  Vice President & Division          Title: President
        General Counsel

                                           AFSG SECURITIES CORPORATION


Attest: /s/ Frank A. Camp                  By:    /s/ Larry N. Norman
        -----------------------------             ------------------------------
Name:   Frank A. Camp                      Name:  Larry N. Norman
Title:  Secretary                          Title: President